SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2004

HERITAGE FINANCIAL

CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

ITEM 5 – OTHER EVENTS

On April 29, 2004, Heritage Financial Corporation, Olympia, Washington (“Heritage”) issued a news release announcing that Heritage Bank, one of Heritage’s wholly-owned subsidiary banks, intended to convert from a Washington state-chartered savings bank into a Washington state-chartered commercial bank.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements – not applicable

(b)	Pro forma financial information – not applicable

(c)	Exhibit:

99 News Release issued by Heritage, dated April 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004

HERITAGE FINANCIAL CORPORATION

By:	/s/ DONALD V. RHODES
Donald V. Rhodes Chairman, President, and Chief Executive Officer

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